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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2003

FOREST OIL CORPORATION
(Exact name of registrant as specified in charter)

New York	1-13515	25-0484900
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1600 Broadway, Suite 2200, Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:    303.812.1400

Item 2. Acquisition or Disposition of Assets.

        During the fourth quarter of 2003, Forest Oil Corporation (Forest) completed an acquisition of certain oil and natural gas properties in South Louisiana and offshore Gulf of Mexico (the Acquired Properties) from Union Oil Company of California pursuant to the terms and conditions of a Purchase and Sale Agreement between the parties. Forest also acquired certain assets and assumed certain liabilities related to the Acquired Properties. The total cash consideration paid by Forest in the acquisition was approximately $207.2 million. The acquisition was funded by borrowings under Forest's credit facility and net proceeds from a common stock offering.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Financial Statements of Businesses Acquired.

        See "Index to Financial Statements—Financial Statements of the Acquired Properties" on page F-1.

(b)
Pro Forma Financial Information.

        See "Index to Financial Statements—Unaudited Pro Forma Condensed Combined Financial Statements" on page F-1.

(c)
Exhibits.

        The following exhibit is filed with this Current Report on Form 8-K/A:

Exhibit	Description
23	Consent of KPMG LLP

2

FOREST OIL CORPORATION

INDEX TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS OF THE ACQUIRED PROPERTIES:
Independent Auditors' Report	F-2
Combined Statements of Revenue and Direct Operating Expenses of the Acquired Properties for the Nine Months Ended September 30, 2003 and the Year Ended December 31, 2002	F-3
Notes to Combined Statements of Revenue and Direct Operating Expenses of the Acquired Properties	F-4
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS:
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2003	F-8
Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2003.	F-9
Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2002	F-10
Notes to Unaudited Pro Forma Condensed Combined Financial Statements	F-11

Independent Auditors' Report

To Forest Oil Corporation:

        We have audited the accompanying combined statements of revenue and direct operating expenses (the Statements) of certain oil and natural gas properties in South Louisiana and offshore Gulf of Mexico (the Acquired Properties), acquired from Union Oil Company of California by Forest Oil Corporation (Forest), for the nine months ended September 30, 2003 and the year ended December 31, 2002. The Statements are the responsibility of Forest's management. Our responsibility is to express an opinion on the Statements based on our audits.

        We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements. We believe that our audits provide a reasonable basis for our opinion.

        The accompanying Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 1. The presentation is not intended to be a complete presentation of revenue and expenses of the Acquired Properties.

        In our opinion, the Statements referred to above present fairly, in all material respects, the revenue and direct operating expenses of the Acquired Properties for the nine months ended September 30, 2003 and the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP KPMG LLP

Denver, Colorado
January 9, 2004

FOREST OIL CORPORATION

COMBINED STATEMENTS OF REVENUE
AND DIRECT OPERATING EXPENSES OF THE ACQUIRED PROPERTIES

	Nine months ended Sepetember 30, 2003	Year ended December 31, 2002
	(In Thousands)
Revenue:
Oil and gas sales	$144,613	156,607
Direct operating expenses:
Oil and gas production	26,564	30,348

Revenue in excess of direct operating expenses	$118,049	126,259

See accompanying notes to Combined Statements of Revenue and Direct Operating Expenses of the Acquired Properties.

FOREST OIL CORPORATION

NOTES TO COMBINED STATEMENTS OF REVENUE AND
DIRECT OPERATING EXPENSES OF THE ACQUIRED PROPERTIES

Nine months ended September 30, 2003 and the
year ended December 31, 2002

(1)   Basis of Presentation

        During the fourth quarter of 2003, Forest Oil Corporation (Forest) acquired certain oil and natural gas properties in South Louisiana and offshore Gulf of Mexico (the Acquired Properties) from Union Oil Company of California (Unocal).

        The accompanying combined statements of revenue and direct operating expenses were derived from the historical accounting records of Unocal and reflect the revenue and direct operating expenses of the Acquired Properties. Such amounts may not be representative of future operations.

        During the periods presented, the Acquired Properties were not accounted for as a separate division by Unocal and therefore certain costs, such as depreciation, depletion and amortization, general and administrative expenses, and corporate income taxes were not allocated to the individual properties nor would such allocated historical costs be representative of future costs. Additionally, full separate financial statements prepared in accordance with accounting principles generally accepted in the United States of America are not presented as such information is neither readily available on an individual property basis nor practicable to obtain in theses circumstances.

        During the periods presented in the accompanying combined statements of revenue and direct operating expenses, natural gas production from the Acquired Properties was purchased by an affiliate of Unocal. It is anticipated that Forest will sell future natural gas production from the Acquired Properties to unaffiliated third parties on a month to month basis in the spot market using published indices.

(2)   Supplemental Oil and Gas Reserve Information (Unaudited)

        Supplemental oil and natural gas reserve information related to the Acquired Properties is reported in compliance with Statement of Financial Accounting Standards No. 69, Disclosures about Oil and Gas Producing Activities (FAS 69). Net proved oil and natural gas reserves of the Acquired Properties and the standardized measure of discounted future net cash flows related to those reserves were prepared by Forest's petroleum engineers as of and for each period presented.

ESTIMATED NET QUANTITIES OF OIL AND GAS RESERVES ATTRIBUTED TO THE ACQUIRED PROPERTIES

        Proved reserves are estimated quantities of crude oil and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

        The estimated proved reserve volumes presented as of January 1, 2002 and December 31, 2002 were calculated by adding back actual production from the Acquired Properties during the applicable periods. The following table presents the estimated remaining net proved and proved developed oil and gas reserves attributable to the Acquired Properties at September 30, 2003, December 31, 2002 and

January 1, 2002, along with a summary of changes in the quantities of net remaining proved reserves during the nine months ended September 30, 2003 and the year ended December 31, 2002.

	Crude Oil (MBbl)	Natural Gas (MMcf)

Estimated total proved reserves:
January 1, 2002	9,331	160,295
Production for 2002	(2,025)	(36,483)

December 31, 2002	7,306	123,812
Production for the nine months of 2003	(1,156)	(19,523)

September 30, 2003	6,150	104,289

Estimated proved developed reserves:
January 1, 2002	8,844	137,082
December 31, 2002	6,819	100,599
September 30, 2003	5,663	81,076

STANDARDIZED MEASURES OF DISCOUNTED FUTURE NET CASH FLOWS RELATING TO PROVED OIL AND GAS RESERVES

        Estimated future net cash flow information presented as of January 1, 2002 and December 31, 2002 was calculated by adding back costs associated with the Acquired Properties during the applicable periods. It may be useful for certain comparative purposes, but should not be solely relied upon in evaluating the Acquired Properties or their performance. In computing the Standardized Measure, future cash inflows were estimated by applying period-end oil and natural gas prices to the estimated future production of period-end proved reserves. The prices used for the September 30, 2003 calculation were $27.93 per barrel of oil and $4.67 per Mcf of gas. Year-end 2002 prices used were $29.93 per barrel of oil and $4.60 per Mcf of gas. Future cash inflows were reduced by estimated future development, abandonment and production costs based on period-end costs in order to arrive at net cash flow before tax. Future income tax expense has not been considered as the properties are not a tax paying entity. FAS 69 requires the use of a 10% discount rate.

        Changes in the demand for oil and natural gas, inflation and other factors make estimates of future net cash flows inherently imprecise and subject to substantial revision. This table should not be construed to be an estimate of the current market value of the proved reserves of the Acquired Properties. Management does not rely upon the information that follows in making investment decisions.

        Information with respect to the standardized measure of discounted future net cash flows for the Acquired Properties at September 30, 2003 and December 31, 2002 is as follows:

	September 30, 2003	December 31, 2002
	(Dollars in thousands)
Future oil and gas sales	$646,374	772,415
Future production costs	(150,177)	(176,741)
Future development costs	(64,123)	(64,123)
Future abandonment costs	(79,415)	(79,415)

Future net cash flows	352,659	452,136
10% Annual discount for estimated timing of cash flows	(54,098)	(79,635)

Standardized measure of discounted future net cash flows	$298,561	372,501

        Principal changes in the standardized measure of discounted future net cash flows for the Acquired Properties during the nine months ended September 30, 2003 and the year ended December 31, 2002 are as follows:

	Nine months ended September 30, 2003	Year ended December 31, 2002
	(Dollars in thousands)
Beginning of period	$372,501	233,947
Sales of oil and gas, net of production costs	(118,049)	(126,259)
Net changes in prices	16,171	241,418
Accretion of discount on reserves at beginning of period	27,938	23,395

End of period	$298,561	372,501

FOREST OIL CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        During the fourth quarter of 2003, Forest Oil Corporation (Forest) completed an acquisition of certain oil and natural gas properties in South Louisiana and offshore Gulf of Mexico (the Acquired Properties) from Union Oil Company of California pursuant to the terms and conditions of a Purchase and Sale Agreement between the parties. Forest also acquired certain assets and assumed certain liabilities related to the Acquired Properties. The total cash consideration paid by Forest in the acquisition was approximately $207.2 million. The acquisition was funded by borrowings under Forest's credit facility and net proceeds from a common stock offering.

        The following unaudited pro forma condensed combined balance sheet gives effect to the acquisition and the common stock offering as if those transactions occurred on September 30, 2003. The unaudited pro forma condensed combined balance sheet should be read in conjunction with the historical financial statements and related notes of Forest.

        The following unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002 give effect to the acquisition and the common stock offering as if those transactions occurred as of January 1, 2002. The pro forma results of operations are not necessarily indicative of the results of operations that would have actually been attained if the transactions had occurred as of that date. These unaudited pro forma financial statements should be read in conjunction with the historical financial statements and related notes of Forest and the Combined Statements of Revenue and Direct Operating Expenses of the Acquired Properties included herein.

FOREST OIL CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET (NOTE A)

SEPTEMBER 30, 2003

	Forest Oil Corporation Historical	Pro Forma Adjustments (Notes B, C)		Pro Forma Combined
	(In Thousands)
ASSETS
Current assets:
Cash and cash equivalents	$5,388	—		5,388
Accounts receivable	144,072	—		144,072
Derivative instruments	14,355	3,669	(1)	18,024
Current deferred tax asset	11,662	—		11,662
Other current assets	34,052	—		34,052

Total current assets	209,529	3,669		213,198
Net property and equipment at cost	2,018,863	217,223 40,990	(1) (2)	2,277,076
Goodwill and other tangible assets, net	13,440	—		13,440
Other assets	20,409	5,676	(1)	26,085

	$2,262,241	267,558		2,529,799

LIABILITIES
Current liabilities:
Accounts payable	$159,405	—		159,405
Accrued interest	14,119	—		14,119
Derivative instruments	22,575	729	(1)	23,304
Asset retirement obligation	15,264	—		15,264
Other current liabilities	4,834	—		4,834

Total current liabilities	216,197	729		216,926
Long-term debt	754,797	207,245 (112,616)	(3) (8)	849,426
Asset retirement obligation	142,682	40,990	(2)	183,672
Other liabilities	25,268	18,594	(1)	43,862
Deferred income taxes	41,454	—		41,454
Shareholders' equity:
Common stock	5,034	512	(8)	5,546
Capital surplus	1,185,711	112,104	(8)	1,297,815
Accumulated deficit	(56,223)	—		(56,223)
Accumulated other comprehensive income	3,191	—		3,191
Treasury stock	(55,870)	—		(55,870)

Total shareholders' equity	1,081,843	112,616		1,194,459

	$2,262,241	267,558		2,529,799

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

FOREST OIL CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (NOTE A)

NINE MONTHS ENDED SEPTEMBER 30, 2003

	Forest Historical	Acquired Properties Historical	Pro Forma Adjustments (Notes B, C)		Pro Forma Combined
	(In Thousands)
Revenue:
Oil and gas sales:
Natural gas	$322,048	111,400	—		433,448
Oil, condensate and natural gas liquids	160,666	33,213	—		193,879

Total oil and gas sales	482,714	144,613	—		627,327
Marketing and processing, net	2,828	—	—		2,828

Total revenue	485,542	144,613	—		630,155
Operating expenses:
Oil and gas production	110,892	26,564	—		137,456
General and administrative	31,032	—	—		31,032
Depreciation and depletion	153,874	—	45,940	(4)	199,814
Accretion of asset retirement obligation	9,723	—	2,459	(5)	12,182
Impairment of oil and gas properties	135	—	—		135

Total operating expenses	305,656	26,564	48,399		380,619

Earnings from operations	179,886	118,049	(48,399)		249,536
Other income and expense:
Other expense (income), net	5,837	—	—		5,837
Interest expense	37,039	—	1,753	(6)	38,792

Total other income and expense	42,876	—	1,753		44,629

Earnings before income taxes and cumulative effect of change in accounting principle	137,010	118,049	(50,152)		204,907
Income tax (benefit) expense:
Current	237	—	—		237
Deferred	54,004	—	25,801	(7)	79,805

	54,241	—	25,801		80,042

Earnings before cumulative effect of change in accounting principle	$82,769	118,049	(75,953)		124,865

Weighted average number of common shares outstanding:
Basic	48,098	—	5,123	(9)	53,221

Diluted	48,958	—	5,123	(9)	54,081

Basic earnings per common share before cumulative effect of change in accounting principle	$1.72				2.35

Diluted earnings per common share before cumulative effect of change in accounting principle	$1.69				2.31

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

FOREST OIL CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (NOTE A)

YEAR ENDED DECEMBER 31, 2002

	Forest Historical	Acquired Properties Historical	Pro Forma Adjustments (Notes B, C)		Pro Forma Combined
	(In Thousands)
Revenue:
Oil and gas sales:
Natural gas	$288,542	109,054	—		397,596
Oil, condensate and natural gas liquids	183,198	47,553	—		230,751

Total oil and gas sales	471,740	156,607	—		628,347
Marketing and processing, net	3,954	—	—		3,954

Total revenue	475,694	156,607	—		632,301
Operating expenses:
Oil and gas production	158,699	30,348	—		189,047
General and administrative	39,126	—	—		39,126
Depreciation and depletion	186,221	—	82,977	(4)	269,198
Impairment of oil and gas properties	—	—	—		—

Total operating expenses	384,046	30,348	82,977		497,371

Earnings from operations	91,648	126,259	(82,977)		134,930
Other income and expense:
Other expense (income), net	7,921	—	—		7,921
Interest expense	50,433	—	3,066	(6)	53,499
Translation loss (gain) on subordinated debt	(332)	—	—		(332)

Total other income and expense	58,022	—	3,066		61,088

Earnings before income taxes	33,626	126,259	(86,043)		73,842
Income tax (benefit) expense:
Current	268	—	—		268
Deferred	12,082	—	15,282	(7)	27,364

	12,350	—	15,282		27,632

Net earnings	$21,276	126,259	(101,325)		46,210

Weighted average number of common shares outstanding:
Basic	46,935	—	5,123	(9)	52,058

Diluted	48,207	—	5,123	(9)	53,330

Basic earnings per common share	$0.45				.89

Diluted earnings per common share	$0.44				.87

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

FOREST OIL CORPORATION

Notes To Unaudited Pro Forma Condensed Combined Financial Statements

September 30, 2003

A.    Basis Of Presentation

        The accompanying unaudited pro forma condensed combined balance sheet gives effect to the acquisition of the Acquired Properties and a common stock offering as if those transactions occurred on September 30, 2003 with pro forma adjustments to give effect to the purchase accounting for the acquisition and the application of the net proceeds from the common stock offering. The unaudited pro forma condensed combined balance sheet should be read in conjunction with the historical financial statements and related notes of Forest.

        The accompanying unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002 assume that the acquisition and the common stock offering both occurred as of January 1, 2002. The pro forma results of operations are not necessarily indicative of the results of operations that would actually have been attained if the transactions had occurred on that date. These unaudited pro forma statements should be read in conjunction with the historical financial statements and related notes of Forest and the Statements of Revenue and Direct Operating Expenses of the Acquired Properties.

B.    Acquisition Of Unocal Properties

        On October 31, 2003, Forest acquired certain oil and natural gas properties in South Louisiana and offshore Gulf of Mexico from Unocal for total cash consideration of approximately $207.2 million.

(1)
A reconciliation of the total cash consideration to the assets acquired and liabilities assumed is as follows:

(In Thousands)

Assets Acquired:
Derivative asset-short term	$3,669
Oil and gas assets	217,223
Other assets:
Gas balancing receivable	3,746
Derivative asset long-term	1,930

5,676
Liabilities Assumed:
Derivative liability short-term	(729)
Other liabilities:
Derivative liability long-term	(3,783)
Deferred revenue	(13,170)
Oil balancing liability	(1,256)
Other	(385)

(18,594)

Total cash consideration	$207,245

(2)
Adjustment to record the asset retirement obligation related to the Acquired Properties, with a corresponding amount recorded as a non-cash addition to oil and gas properties.

(3)
Adjustment to record borrowings under Forest's credit facility utilized to fund the purchase of the assets acquired net of the liabilities assumed.

(4)
Adjustment to reflect combined depletion, depreciation and amortization expense based on the portion of the purchase price allocated to proved oil and gas properties and based on estimates of proved reserves of the Acquired Properties as of the beginning of each period presented.

(5)
Adjustment to reflect accretion expense for the asset retirement obligation related to the Acquired Properties.

(6)
Adjustment to reflect interest expense associated with the debt incurred in connection with the acquisition net of reduced interest expense resulting from the application of the proceeds from the common stock offering.

(7)
Adjustment to reflect provision for income taxes resulting from pro forma income before income taxes assuming an effective tax rate of 38%.

C.    Common Stock Offering

        In October 2003 Forest issued 5,123,000 shares of common stock at a price of $23.10 per share. Net proceeds from this offering were approximately $112.6 million after deducting underwriting discounts and commissions and estimated offering expenses. Forest initially used the net proceeds from the offering to repay debt outstanding under its credit facility.

(8)
Adjustment to reflect the issuance of common stock and application of the resulting net proceeds to reduce debt outstanding under Forest's credit facility.

(9)
Adjustment to increase the weighted average shares outstanding for the common stock issued in October 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)
Dated: January 14, 2004	By	/s/ JOAN C. SONNEN Joan C. Sonnen Vice President—Controller and Chief Accounting Officer

3

QuickLinks

  Item 2. Acquisition or Disposition of Assets.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
FOREST OIL CORPORATION INDEX TO FINANCIAL STATEMENTS
Independent Auditors' Report
FOREST OIL CORPORATION COMBINED STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES OF THE ACQUIRED PROPERTIES
FOREST OIL CORPORATION NOTES TO COMBINED STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES OF THE ACQUIRED PROPERTIES Nine months ended September 30, 2003 and the year ended December 31, 2002
FOREST OIL CORPORATION UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
FOREST OIL CORPORATION UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET (NOTE A) SEPTEMBER 30, 2003
FOREST OIL CORPORATION UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (NOTE A) NINE MONTHS ENDED SEPTEMBER 30, 2003
FOREST OIL CORPORATION UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (NOTE A) YEAR ENDED DECEMBER 31, 2002
FOREST OIL CORPORATION Notes To Unaudited Pro Forma Condensed Combined Financial Statements September 30, 2003
SIGNATURES